SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report
(Date of earliest
event reported): July 28, 2004

Whiting Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300
(Address of principal executive offices, including ZIP code)

(303) 837-1661
(Registrant's telephone number)

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of Whiting Petroleum Corporation dated July 28, 2004.

Item 12.    Results of Operations and Financial Condition.

        On July 28, 2004, Whiting Petroleum Corporation (the “Company”) issued a press release announcing its financial and operating results for the three and six months ended June 30, 2004. A copy of such press release is furnished as Exhibit 99 and is incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION
Date: July 28, 2004	By: /s/ James J. Volker
James J. Volker
Chairman, President and
Chief Executive Officer

WHITING PETROLEUM CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description

(99)	Press Release of Whiting Petroleum Corporation, dated July 28, 2004.